THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT
Discovery Premier Group Retirement Annuity II
Supplement to Prospectus Dated May 1, 2018
Supplement dated August 8, 2018
This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to provide an updated definition of Good Order, which has been revised to reference an electronic mail box designated by Prudential.

PROSPECTUS CHANGES

I.	GLOSSARY
The “Good Order” definition is replaced with the following:

Sufficiently clear instruction received by the Prudential Retirement Service Center or by an electronic mail box designated by Prudential on a Business Day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.

The second paragraph in the “Prudential Retirement Service Center” definition is replaced with the following:

Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number, electronic mailbox or website if the item is a type we accept by those means.

II.	BRIEF DESCRIPTION OF THE CONTRACTS

On page 5, the first sentence in the fourth full paragraph is replaced with the following: “All written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims) should be sent to Prudential at the address shown on the cover of this prospectus or to an electronic mailbox designated by Prudential if the item is a type we accept by such means.”

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2018-PROSUPP-3-DPII